EXHIBIT 10.7
                                 ALLWASTE, INC.

                              AMENDED AND RESTATED
                1989 REPLACEMENT NON-QUALIFIED STOCK OPTION PLAN

     1. PURPOSE. This Amended and Restated 1989 Replacement Non-Qualified Stock Option Plan (the "Plan") of Allwaste, Inc. (the "Company") for directors and employees is intended to advance the best interest of the Company by providing such persons with additional incentive and by increasing their proprietary interest in the success of the Company.

     2. ADMINISTRATION. The Plan shall be administered by a committee to be appointed by the Board of Directors of the Company (the "Committee"). All questions of interpretation and application of the Plan shall be subject to the determination, which shall be final and binding, of a majority of the whole Committee, except for the granting of options (the "Options") which shall be granted by unanimous vote or consent of the Committee. The Committee shall consist of not less than three (3) members of the Board of Directors, all of whom shall be "Non-Employee Directors" (as defined below) of the Company.

     3. OPTION SHARES. The stock subject to the Options and other provisions of the Plan shall be shares of the Company's Common Stock, $0.01 par value (the "Common Stock"). All Options granted under the Plan shall be non-qualified stock options and not incentive stock options as defined in Section 422 of the Internal Revenue Code of 1986, as amended. Except as otherwise provided herein, the total amount of the Common Stock with respect to which Options may be granted shall not exceed in the aggregate 4,500,000 shares; provided, however, that such aggregate number of shares shall be subject to adjustment in accordance with the provisions of Paragraph 14 hereof. Such shares may be treasury shares or authorized but unissued shares. Effective February 23, 1990 and continuing through August 31, 1999, upon exercise of any outstanding Option, whether partial or in full, the shares of Common Stock allocable to the exercised portion of such Option may again be available for option grants under the Plan and the sum of the number of shares subject to issued and outstanding Options plus the number of shares available for Option grants shall remain constant at 4,500,000. In the event that any outstanding Option shall for any reason expire, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

     4. ELIGIBILITY. The individuals who shall be eligible to participate in the Plan shall be such directors and employees of the Company, or of any corporation in which the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock as the Committee shall determine from time to time.

        (a) GRANTS TO EMPLOYEES. All employees of the Company shall be eligible to participate in the Plan and shall be granted Options as determined by unanimous vote or consent of the Committee. No employee may be granted Options resulting in such employee holding in excess of 1,500,000 Options.

        (b) GRANTS TO NON-EMPLOYEE DIRECTORS. Each Non-Employee Director (meaning directors of the Company who are not officers or full-time employees of the Company or any of its subsidiaries) shall, on the August 1 coinciding with or immediately following the date on which he or she is an elected or appointed director of the Company, be granted an option to purchase 10,000 shares of Common Stock of the Company exercisable for a period of ten (10) years from the date of such Option grant, subject to the six (6) month vesting period referred to below and Paragraphs 10 and 14 hereof.

Thereafter, on August 1 of each subsequent year in which the Non-Employee Director is still serving as a director (whether or not the Non-Employee Director has continually remained a director since the initial granting of the option to purchase 10,000 shares), he or she shall automatically be granted an option to purchase an additional 7,500 shares of Common Stock of the Company exercisable for a period of ten (10) years from the date of such Option grant, subject to the six (6) month vesting period referred to below and Paragraphs 10 and 14 hereof. The total amount of Stock with respect to which Options may be granted under the Plan to Non-Employee Directors of the Company as a group shall not exceed 400,000 shares in the aggregate during any fiscal year; provided, that the class and the aforesaid maximum number of shares shall be subject to adjustments in accordance with the provisions of Paragraph 14 hereof. Notwithstanding the foregoing, the option to purchase 7,500 shares of Common stock to be granted automatically on August 1 of each year to each Non-Employee Director shall not be adjusted in the event of a change in capital structure of the Company as described in Paragraph 14 hereof. All Options granted to Non-Employee Directors shall not be exercisable until six (6) months after the date of grant.

     5. OPTION PRICE. The price at which shares may be purchased pursuant to Options originally granted under the Plan shall be no less than the lesser of the quoted market price at (a) the date of grant or (b) the date which marks the occurrence of the event pursuant to which the Option is granted, and Options granted in exchange or to replace options originally granted under an existing option plan of the Company shall be at the originally granted price.

     6. DURATION OF OPTIONS. The Plan shall terminate on January 13, 2004. The Committee, in its discretion, shall determine the period over which Options shall be exercisable (subject to Paragraph 4(b) hereof) and may provide that an Option shall be exercisable in various installments ("Vested Option Shares"); provided, however, that the period during which Options may be exercisable shall expire not later than ten (10) years after the date of grant.

     7. AMOUNT EXERCISABLE. The Vested Option Shares may be exercised, so long as the Option is valid and outstanding, from time to time in part or as a whole, and subject to such other conditions as the Committee in its discretion may provide. However, no Option granted hereunder shall be exercisable prior to full ratification of the Plan as required under Paragraph 17 hereof.

     8. (a) EXERCISE OF OPTIONS. Vested Option Shares shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the Option is to be exercised, together with cash, certified check, bank draft or postal or express money order payable to the order of the Company for an amount equal to the option price of such shares and any income taxes required to be withheld, and specifying the address to which the certificates for such shares are to be mailed.

         As promptly as practicable after receipt of such written notification and payment, the Company shall deliver to the option holder ("Optionee") certificates for the number of shares with respect to which such Option has been so exercised, issued in the Optionee's name; provided, that such delivery shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Optionee, at the address specified pursuant to this Paragraph 8.

         (b) TAX ELECTION AVAILABLE TO OPTIONEES WHO ARE PERSONS DESCRIBED IN
SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934. Optionees who are persons described in Section 16(a) of the Exchange Act ("Section 16(a) Optionees") at the time of exercise of an Option shall have the option, rather than paying to the Company an amount required to be withheld under applicable income tax laws in connection with the exercise of an Option, to satisfy this obligation in whole or in part by making an election (the "Election") to have the Company withhold shares of Common Stock having a fair market value equal to the amount required to be withheld. Such Election may not be made within six months of the date the Option is granted (except in the event of the Section 16(a) Optionee's death or disability) and must be made concurrently with the Option exercise. The Election shall be made by providing the Company with written notice of such Election (attached to the written notice of the Option exercise provided under Paragraph 8(a) above). The written notice shall specify the date the amount of tax to be withheld is to be determined (the "Tax Date") which shall be either
(1) the same date that the Option is exercised or (2) a date six months after the Option is exercised. In order for the Tax Date to be the same date that the Option is exercised, such exercise must be made during the ten-day "window period" beginning on the third day following the press release of the Company's quarterly or annual summary statement of revenues and earnings and such written notice shall also indicate the amount of the tax obligation, number of shares to be withheld together with cash delivered (if any) to pay the withholding obligation. For purposes of calculating the withhold obligation when the Tax Date is the same as the date of exercise, the fair market value of the shares to be utilized to calculate the withholding obligation and to determine the number of shares to be withheld to satisfy this obligation shall be based on the closing price of the Common Stock as reported in the WALL STREET JOURNAL on the last trading day preceding the date that the Option is exercised. If the Tax Date chosen is six months after the date the Option is exercised, the full number of shares will be issued on exercise but the Section 16(a) Optionee will be unconditionally obligated to tender back to the Company the proper number of shares and the Company retains the right to place legends on the certificates representing such shares or use other similar means to assure itself that the unconditional obligation will be met, and the fair market value of the shares to be utilized to calculate the withholding obligation shall be based on the closing price of the Common Stock as reported in the WALL STREET JOURNAL on the date of, or, in the event such day is not a trading day, the next trading day following such Tax Date. The Election shall be available to all Section 16(a) Optionees regardless of whether or not he or she is subject to the withholding obligation.

     9. NON-TRANSFERABILITY OF OPTIONS. Options shall not be transferable and may not be sold, pledged or assigned in any manner otherwise than by will or by the laws of descent and distribution.

     10. TERMINATION OF EMPLOYMENT OR DEATH OF OPTIONEE. Except as may be otherwise expressly provided herein, Options shall terminate on such date as shall be selected by the Committee in its discretion and specified in the option agreement; however, with respect to an employee, Vested Option Shares will in all cases expire in three (3) months following the severance of the employment relationship between the Company and the Optionee for any reason, for or without cause (other than death), or in the case of employees' retirement in good standing from the employ of the Company for reasons of age or disability under the then established rules of the Company. If an Optionee is a director of the Company at the time an Option is granted to such Optionee, and he or she ceases to be a director, the Option shall terminate three (3) months following the date he or she ceases to be a director; provided that the Committee may extend such date if such person becomes an employee of the Company. Whether authorized leave of absence, or absence on military or government service, shall constitute severance of the employment relationship between the Company and the Optionee, in the case of options granted to employees, shall be determined by the Committee at the time thereof. In the event of the death of the holder of an Option while serving as a director or while in the employ of the Company as the case may be and before the date of expiration of such Option, such Option shall terminate one (1) year following the date of such death regardless of the date of expiration of such Option. After the death of the Optionee, his or her executors, administrators or any person or persons to whom his or her Option may be transferred by will or by the laws of descent and distribution, shall have the right, at any time prior to one (1) year following the date of such death, to exercise the

Option, in whole (without regard to any limitations set forth in or imposed pursuant to Paragraph 6 hereof) or in part. For the purpose of determining the employment relationship between the Company and the Optionee, employment by any corporation of which the Company owns, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock shall be considered employment by the Company.

     11. REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any shares under any Option if the issuance of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority. In addition, in connection with the Securities Act of 1933 (as now in effect or hereafter amended), upon exercise of any Option, the Company shall not be required to issue such shares unless the Committee has received evidence satisfactory to it to the effect that the holder of such Option will not transfer such shares except pursuant to a registration statement in effect under such Act or unless an opinion of counsel to the Company has been received by the Company to the effect that such registration is not required. Any determination in this connection by the Committee shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended). The Company shall not be obligated to take any other affirmative action in order to cause the exercise of any Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

     12. NO RIGHTS AS STOCKHOLDER. No Optionee shall have rights as a stockholder with respect to shares covered by his or her Option until the date of issuance of a stock certificate for such shares; no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

     13. EMPLOYMENT OBLIGATIONS. The granting of any Option shall not impose upon the Company any obligation to employ or continue to employ any Optionee; and the right of the Company to terminate the employment of any employee shall not be diminished or affected by reason of the fact that an Option has been granted to him or her.

     14. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     If at any time the Company shall effect a subdivision or consolidation of shares or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving compensation therefor in money, services or property, then the number of shares of Common Stock then subject to Options hereunder, the number of shares then available for Options hereunder, the number of options granted to a Non-Employee Director on the August 1 coinciding with or immediately following the date on which such person is first elected or appointed a director, and the aggregate limit on the number of options that may be granted during any fiscal year to Non-Employee Directors as a group shall each be proportionately adjusted.

     After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled upon exercise of such Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation, if, immediately prior to such merger of consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

     If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan,
(i) subject to the provisions of clause (iii) below, and so long as the successor entity is willing to assume the obligation to deliver shares of such stock or other securities, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of such Option, to receive, in lieu of shares of Common Stock, shares of such stock or other securities as the holder of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale, and if any Optionee is subsequently terminated without cause subsequent to the merger, consolidation or sale, then he or she shall have the right, at any time prior to three (3) months following the date of termination without cause to exercise the Option, in whole (without regard to any limitations set forth in or imposed pursuant to Paragraph 6 hereof) or in part; (ii) the Board of Directors may waive any limitations set forth in or imposed pursuant to Paragraph 6 hereof so that all Options, from and after a date prior to the effective date of such merger, consolidation or sale, as the case may be, specified by the Board, shall be exercisable in full; or (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any such merger, consolidation or sale provided that (x) notice of any such cancellation shall be given to each holder of an Option and
(y) each holder of an Option shall have the right to exercise such Option in full (without regard to any limitations set forth in or imposed pursuant to Paragraph 6 hereof) during a thirty (30) day period preceding the effective date of such merger, consolidation or sale.

     Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding Options.

     15. AMENDMENT OR TERMINATION OF THE PLAN. The Board of Directors may modify, revise or terminate the Plan at any time and from time to time; provided, however, that no such modification, revision or termination shall change or impair any Option previously granted without the consent of the Optionee and provided further that the Board of Directors of the Company may only make amendments in accordance with procedures required under Rule 16b-3 and any such amendment must keep the Plan in compliance with Rule 16b-3 or any successor thereto under the Securities Exchange Act of 1934 (as now in effect or hereafter amended).

     16. WRITTEN AGREEMENT. Each Option granted hereunder shall be embodied in a written option agreement which shall be subject to the terms and conditions prescribed above, and shall be signed by the Optionee and by an Executive Officer, the President, or any Vice President of the Company for and in the name and on behalf of the Company. Such an option agreement shall contain such other provisions as the Committee in its discretion shall deem advisable.

     17. EFFECTIVE DATE OF THE PLAN. The Plan shall become effective and shall be deemed to have been adopted upon approval by the full Board of Directors, subject to ratification by the stockholders of the Company.
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